UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               JAMES G. WHETZEL
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2013




[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE MODERATE FUND]

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        ANNUAL REPORT
        USAA CORNERSTONE MODERATE FUND
        MAY 31, 2013

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

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PRESIDENT'S MESSAGE

"THE STRONG PERFORMANCE WAS DRIVEN, IN
MY OPINION, BY THE ONGOING QUANTITATIVE            [PHOTO OF DANIEL S. McNAMARA]
EASING OF GLOBAL CENTRAL BANKS AND HOPES
FOR FUTURE ECONOMIC GROWTH."

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JUNE 2013

Global financial markets performed well during the one-year reporting period, with developed markets equities, including U.S. stocks, generating strong gains. The exuberance -- particularly in the U.S. equity market -- was remarkable, given the less-than-remarkable improvement in underlying fundamentals. The strong performance was driven, in my opinion, by the ongoing quantitative easing of global central banks and hopes for future economic growth.

These quantitative easing measures began in 2008 when the Federal Reserve (the
Fed) took action during the financial crisis to keep the financial markets working and the U.S. economy afloat. In the years since, the Fed has purchased billions of dollars of mortgage-backed securities and U.S. Treasuries to push down long-term interest rates and to help boost economic growth. The Fed's actions have been mimicked by central bankers all over the world, most recently by the Bank of Japan, which has said it might add stocks and real estate investment trusts to its own purchases of fixed-income securities.

As expected, the Fed's efforts through quantitative easing allowed long-term interest rates to remain exceptionally low during the reporting period. As a result, investors were incentivized to seek higher yields in riskier asset classes -- even in the face of questionable fundamentals. During the reporting period, global economic growth was weak and according to some indicators, showed signs of decelerating. The U.S. economy was stable, but expanded at a much slower pace than most of us would have liked. Although the unemployment rate fell during the reporting period, job creation was sluggish. The U.S. market, which

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

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has steadily improved, was a bright spot. In some metropolitan areas, home prices rose significantly. Meanwhile, corporate earnings growth was tepid. Without the expansion of already high profit margins, bottom-line earnings growth will need to come from stronger revenues and at the time of this writing, revenues have been disappointing.

For most of the reporting period, the bond market remained relatively flat, moving up and down in a relatively narrow range. However, during May 2013, bond market volatility increased after Fed Chairman Ben Bernanke said that the Fed might change course if economic data continued to strengthen. Bond investors appeared to interpret his comments as a sign that the Fed might prematurely "taper" its stimulus measures. In my opinion, the bond market overreacted to Bernanke's comments. I believe he was only reiterating Fed policy -- that the U.S. central bank would start tapering when economic conditions warranted it.

The emerging markets, meanwhile, struggled during the reporting period. Many emerging markets countries are reliant on commodities and in the weak global economy, commodities were less in demand. Also, investors seemed concerned about inflation as well as rising input costs, which could pressure the profit margins of emerging markets companies. These are short-term challenges, in my view, and USAA Asset Management Company maintains a positive long-term outlook for the emerging markets.

As always, we will continue to monitor events, including shifts in Fed policy, economic trends, corporate earnings and other factors that could potentially affect your investments. Thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Distributions to Shareholders                                            12

    Report of Independent Registered Public Accounting Firm                  13

    Portfolio of Investments                                                 14

    Notes to Portfolio of Investments                                        29

    Financial Statements                                                     33

    Notes to Financial Statements                                            36

EXPENSE EXAMPLE                                                              55

ADVISORY AGREEMENT(S)                                                        57

TRUSTEES' AND OFFICERS' INFORMATION                                          63

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA CORNERSTONE MODERATE FUND (THE FUND) SEEKS HIGH TOTAL RETURN.

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TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest in equity securities, bonds, money market instruments and other instruments. The Fund will have a target asset class allocation of approximately 50% equity securities and 50% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in investment-grade and below-investment-grade securities.

The Fund also may use alternative investment strategies from time to time, in an attempt to reduce the Fund's volatility over time and enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company
    JOHN P. TOOHEY, CFA                                  JULIANNE BASS, CFA
    WASIF A. LATIF                                       DAN DENBOW, CFA
    ARNOLD J. ESPE, CFA

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o HOW DID THE USAA CORNERSTONE MODERATE FUND (THE FUND) PERFORM DURING THE
  ANNUAL PERIOD?

  During the reporting period ended May 31, 2013, the Fund's total return was 14.24%. This compares to returns of 27.88% for the Russell 3000(R) Index, and 0.91% for the Barclays U.S. Aggregate Bond Index.

  USAA Cornerstone Moderate Fund, formerly called USAA Balanced Strategy Fund, is one of USAA's series of six funds that allow investors to choose a portfolio based on their risk tolerance and long-term goals. The Fund has a target asset class allocation of approximately 50% equity securities and 50% fixed-income securities.

o WHAT SPECIFIC ELEMENTS OF YOUR POSITIONING HELPED PERFORMANCE?

  Roughly 40% of the Fund's portfolio is allocated to investment-grade bonds, which reflects our focus on income and stability of principal. We also hold a modest allocation to high-yield bonds for added income and diversification.

  The Fund's investment-grade bond allocation delivered strong returns during the past year and made a substantial positive contribution to the

  Refer to page 9 for benchmark definitions.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

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2  | USAA CORNERSTONE MODERATE FUND

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  Fund's performance. The bond market -- despite suffering a downturn in May --
  performed well for the full period in an environment of low inflation, the U.S. Federal Reserve's ongoing bond-buying program known as "quantitative easing," and investors' continued demand for income-producing assets.

  As the year progressed, we gradually shifted the bond segment of the portfolio to withstand an environment of rising bond yields and weaker total returns. We sought to achieve this through investments in select higher-yielding securities, which tend to be less interest-rate sensitive, and floating-rate bonds, which have yields that adjust upward with prevailing rates. We believe this approach will help protect some of the gains we have generated in the bond portfolio during the past year.

  The Fund also has an allocation to high-yield bonds, which performed well at a time of elevated investor risk appetites and continued demand for income-producing investments. As was the case in the investment-grade allocation, the performance of our high yield position was boosted by strong individual security selection.

  Our equity allocation is diversified among large-cap U.S. stocks and exchange-traded funds (ETFs) that provide exposure to U.S. mid-cap, U.S. small-caps, international-developed market, emerging markets, and precious metals stocks.

  The Fund's equity allocation performed well during the past year. An environment of improving U.S. economic growth, robust corporate earnings, aggressive monetary policies by the world's central banks, and investors' hearty appetite for risk formed a nearly-ideal environment for stocks. Our portfolio of U.S. large-cap stocks emphasizes companies with improving fundamentals, reasonable valuations, strong franchises, and robust balance sheets. While this approach lagged slightly in the sharply rising market, we believe our strategy is appropriate given the uncertain outlook for global growth.

  We achieve our exposure to mid-cap, small-cap, and international-developed market stocks through ETFs. All three market segments outpaced U.S. large-cap stocks, adding to the Fund's total return.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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o WHAT ELEMENTS OF YOUR POSITIONING HURT PERFORMANCE?

  The weakest performance came from our allocations to emerging market equities and gold mining stocks. Emerging market stocks performed well on an absolute basis with a return in the mid-teens, but the asset class finished well behind the U.S. and international developed markets. The primary reason for the shortfall was the concern about slowing growth in key emerging economies, such as China, India, and Brazil.

  Gold mining stocks, for their part, suffered a substantial downturn and trailed the broader equity markets by a wide margin. The asset class suffered from an environment of weaker gold prices, tame headline inflation, and a strong U.S. dollar.

  Although our emerging market and precious metals positions underperformed in the short term, it's important to keep in mind that we structure the Fund's allocations based on our long-term views rather than attempting to chase short-term results. With respect to the emerging markets, for instance, we believe valuations appear attractive in many regions, particularly given the potential for rising profit margins in the years ahead. In addition, many emerging market countries have stronger fundamentals than their developed market counterparts, as evidenced by the manageable levels of deficits and sovereign debt. We also continue to hold a favorable long-term view on gold mining stocks due to their attractive valuations and the potential that the aggressive policies of the world's central banks could lead to increased inflation in the coming years.

  Our option hedging strategy, which is designed to help mitigate against sharp sell-offs in the stock market, detracted from performance. When stocks perform as well as they did in the past year, the value of the securities we use to hedge declines in price. However, we believe this hedging strategy provides a "smoother ride" for the Fund by reducing the impact of short-term market volatility -- a potential benefit if the market environment grows less favorable in the months ahead.

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4  | USAA CORNERSTONE MODERATE FUND

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o WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS AS WE MOVE INTO THE SECOND HALF
  OF THE YEAR?

  We hold a fairly cautious outlook at this stage, since the substantial year-to-date gains for U.S. equities indicates that the upside may be limited from here. More important, we are not yet convinced that the U.S. economy has reached the ability to maintain sustainable growth without easy monetary and fiscal policies. Consensus estimates for 2013 gross domestic product growth remain below the long-term averages. Additionally, several factors could represent a headwind to the U.S. economy, including higher taxes for a large majority of American taxpayers, government spending cuts, and stubbornly high unemployment.

  On the plus side, certain pockets of the economy are beginning to show renewed strength. Many corporate balance sheets are flush with cash and provide the opportunity to increase dividends and invest for future growth. The United States is also experiencing a boom in domestic natural gas and oil production, leading to lower energy costs for businesses and consumers.

  While the economic picture may present a mixed bag, the performance of stocks and other higher-risk assets has been exceptional. The primary reason for this divergence is the massive liquidity being injected into the financial system by the world's central banks, which has fueled unusually high investor risk appetites and a widespread sense of complacency.

  Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as junk bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o As interest rates rise, bond prices fall. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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  As the stewards of our investors' capital, our response to this disconnect isn't to chase performance in the market's hottest sectors for the sake of short-term returns, but rather to look for ways to improve diversification and protect the portfolio against the full impact of market volatility. Although not all elements of our positioning worked during the past year, our goal is to capture as much market upside as possible, while at the same time protecting capital and managing risk. We believe the value of this approach will be evident in the Fund's performance through the ups and downs of the market.

  We thank you for your investment in the Fund.

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6  | USAA CORNERSTONE MODERATE FUND

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INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATE FUND (THE FUND) (Ticker Symbol: USBSX)

--------------------------------------------------------------------------------
                                       5/31/13                    5/31/12
--------------------------------------------------------------------------------
Net Assets                          $944.8 Million             $766.0 Million
Net Asset Value Per Share               $14.49                     $13.07

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/13
--------------------------------------------------------------------------------
      1 Year                       5 Years                          10 Years
      14.24%                        4.19%                             5.37%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/12*
--------------------------------------------------------------------------------
  Before Reimbursement       1.44%              After Reimbursement     1.06%

               (includes acquired fund fees and expenses of 0.06%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Funds' prospectus dated October 1, 2012, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2013, to make payments or waive management, administration, and other fees so that the total expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2013. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

             RUSSELL 3000     LIPPER BALANCED     USAA CORNERSTONE         BARCLAYS U.S.
                INDEX           FUNDS INDEX         MODERATE FUND      AGGREGATE BOND INDEX
05/31/03      $10,000.00        $10,000.00           $10,000.00             $10,000.00
06/30/03       10,134.95         10,075.83            10,115.04               9,980.15
07/31/03       10,367.44         10,099.18            10,167.72               9,644.63
08/31/03       10,597.19         10,269.67            10,310.71               9,708.66
09/30/03       10,482.14         10,282.70            10,305.53               9,965.65
10/31/03       11,116.51         10,621.95            10,705.97               9,872.71
11/30/03       11,269.63         10,716.00            10,819.30               9,896.36
12/31/03       11,785.10         11,099.96            11,124.51               9,997.07
01/31/04       12,030.95         11,265.71            11,245.84              10,077.50
02/29/04       12,193.03         11,419.25            11,397.50              10,186.58
03/31/04       12,048.29         11,364.77            11,311.22              10,262.86
04/30/04       11,799.18         11,125.94            11,105.84               9,995.86
05/31/04       11,970.66         11,175.06            11,181.91               9,955.82
06/30/04       12,208.57         11,349.78            11,401.23              10,012.08
07/31/04       11,746.90         11,136.11            11,118.87              10,111.32
08/31/04       11,795.27         11,203.85            11,134.13              10,304.20
09/30/04       11,976.59         11,370.29            11,265.52              10,332.16
10/31/04       12,173.30         11,493.25            11,365.08              10,418.80
11/30/04       12,739.19         11,802.85            11,694.39              10,335.70
12/31/04       13,193.11         12,097.47            12,020.73              10,430.80
01/31/05       12,841.71         11,941.63            11,857.34              10,496.30
02/28/05       13,124.40         12,110.58            11,981.83              10,434.33
03/31/05       12,902.41         11,943.84            11,836.07              10,380.74
04/30/05       12,622.09         11,800.31            11,718.88              10,521.24
05/31/05       13,100.35         12,070.90            12,039.20              10,635.06
06/30/05       13,191.87         12,157.64            12,099.12              10,693.05
07/31/05       13,733.07         12,427.81            12,381.59              10,595.71
08/31/05       13,602.15         12,463.76            12,428.67              10,731.54
09/30/05       13,721.15         12,513.17            12,436.08              10,621.00
10/31/05       13,464.17         12,316.70            12,183.89              10,536.94
11/30/05       13,987.93         12,615.71            12,475.48              10,583.54
12/31/05       14,000.48         12,726.22            12,544.08              10,684.17
01/31/06       14,468.26         13,030.00            12,759.93              10,684.77
02/28/06       14,493.98         13,013.70            12,726.72              10,720.24
03/31/06       14,744.52         13,140.42            12,768.87              10,615.04
04/30/06       14,904.48         13,283.69            12,844.03              10,595.80
05/31/06       14,427.29         13,020.31            12,501.63              10,584.49
06/30/06       14,452.82         13,012.52            12,524.08              10,606.93
07/31/06       14,439.29         13,073.26            12,490.46              10,750.36
08/31/06       14,792.51         13,324.69            12,658.57              10,914.93
09/30/06       15,123.65         13,516.77            12,921.61              11,010.80
10/31/06       15,668.06         13,831.66            13,175.14              11,083.64
11/30/06       16,008.97         14,098.10            13,377.97              11,212.22
12/31/06       16,200.69         14,202.36            13,468.48              11,147.15
01/31/07       16,509.05         14,355.53            13,676.66              11,142.58
02/28/07       16,238.24         14,300.74            13,613.30              11,314.40
03/31/07       16,407.25         14,423.45            13,695.86              11,314.74
04/30/07       17,062.67         14,838.28            14,041.67              11,375.75
05/31/07       17,684.47         15,157.10            14,287.38              11,289.54
06/30/07       17,353.27         15,015.49            14,145.41              11,256.15
07/31/07       16,761.48         14,759.53            13,825.17              11,350.04
08/31/07       17,002.08         14,878.84            13,953.27              11,489.15
09/30/07       17,621.92         15,299.19            14,287.43              11,576.31
10/31/07       17,945.18         15,568.22            14,535.83              11,680.30
11/30/07       17,137.31         15,203.24            14,085.04              11,890.35
12/31/07       17,033.61         15,129.40            13,967.42              11,923.74
01/31/08       16,001.18         14,629.23            13,538.56              12,124.04
02/29/08       15,504.18         14,438.89            13,285.14              12,140.87
03/31/08       15,412.33         14,328.55            13,123.27              12,182.29
04/30/08       16,183.08         14,803.59            13,476.37              12,156.83
05/31/08       16,514.62         14,967.11            13,741.19              12,067.69
06/30/08       15,151.82         14,175.83            12,970.11              12,057.94
07/31/08       15,030.97         13,996.30            12,742.74              12,048.10
08/31/08       15,264.42         14,049.51            12,782.28              12,162.44
09/30/08       13,829.19         12,988.06            11,685.19              11,999.08
10/31/08       11,376.45         11,323.46             9,921.95              11,715.85
11/30/08       10,478.40         10,807.61             9,264.47              12,097.20
12/31/08       10,678.86         11,169.25             9,433.69              12,548.54
01/31/09        9,782.69         10,652.22             8,889.44              12,437.82
02/28/09        8,757.90          9,963.21             8,153.69              12,390.87
03/31/09        9,525.04         10,517.34             8,573.20              12,563.12
04/30/09       10,527.39         11,241.80             9,318.25              12,623.19
05/31/09       11,089.10         11,805.78            10,277.63              12,714.75
06/30/09       11,126.88         11,833.98            10,539.04              12,787.07
07/31/09       11,992.95         12,545.00            11,127.98              12,993.32
08/31/09       12,421.48         12,880.72            11,551.61              13,127.85
09/30/09       12,941.90         13,292.58            12,171.45              13,265.76
10/31/09       12,609.03         13,137.17            12,202.77              13,331.26
11/30/09       13,325.53         13,626.22            12,568.12              13,503.85
12/31/09       13,705.27         13,777.54            12,832.83              13,292.77
01/31/10       13,211.22         13,541.92            12,759.02              13,495.83
02/28/10       13,659.11         13,782.78            12,991.00              13,546.23
03/31/10       14,520.00         14,306.97            13,484.49              13,529.57
04/30/10       14,833.35         14,482.56            13,718.26              13,670.41
05/31/10       13,661.56         13,742.03            13,027.57              13,785.44
06/30/10       12,876.18         13,411.59            12,697.50              14,001.62
07/31/10       13,770.08         14,062.22            13,277.10              14,151.00
08/31/10       13,121.88         13,759.78            13,030.23              14,333.09
09/30/10       14,360.81         14,539.75            13,773.98              14,348.36
10/31/10       14,921.98         14,908.83            14,130.48              14,399.45
11/30/10       15,008.13         14,829.27            14,065.66              14,316.69
12/31/10       16,025.52         15,417.11            14,566.54              14,162.30
01/31/11       16,375.54         15,633.37            14,806.23              14,178.79
02/28/11       16,971.74         15,982.66            15,198.45              14,214.25
03/31/11       17,048.29         16,017.74            15,320.09              14,222.11
04/30/11       17,555.73         16,444.29            15,747.47              14,402.64
05/31/11       17,355.42         16,335.73            15,659.80              14,590.60
06/30/11       17,043.73         16,136.48            15,460.36              14,547.88
07/31/11       16,653.44         16,013.06            15,239.50              14,778.73
08/31/11       15,654.31         15,409.67            14,444.39              14,994.64
09/30/11       14,439.60         14,583.74            13,641.47              15,103.72
10/31/11       16,101.50         15,598.55            14,441.95              15,119.95
11/30/11       16,057.98         15,483.29            14,353.00              15,106.83
12/31/11       16,189.97         15,531.16            14,384.00              15,272.87
01/31/12       17,006.96         16,113.46            14,833.50              15,406.97
02/29/12       17,726.40         16,575.27            15,238.05              15,403.44
03/31/12       18,273.20         16,754.43            15,377.45              15,319.04
04/30/12       18,153.36         16,738.84            15,343.56              15,488.87
05/31/12       17,031.13         16,015.71            14,767.32              15,629.02
06/30/12       17,698.16         16,422.69            15,082.12              15,635.14
07/31/12       17,873.46         16,620.38            15,241.72              15,850.80
08/31/12       18,319.55         16,881.67            15,481.12              15,861.16
09/30/12       18,800.62         17,176.03            15,751.37              15,882.99
10/31/12       18,476.34         17,089.81            15,808.73              15,914.23
11/30/12       18,619.42         17,210.53            15,889.04              15,939.34
12/31/12       18,847.60         17,386.01            16,089.63              15,916.65
01/31/13       19,881.78         17,881.08            16,471.61              15,805.32
02/28/13       20,145.26         17,971.69            16,483.19              15,884.54
03/31/13       20,934.69         18,324.28            16,696.23              15,897.23
04/30/13       21,277.36         18,581.65            16,963.83              16,058.09
05/31/13       21,779.30         18,646.99            16,870.76              15,771.58

                                   [END CHART]

                    Data from 5/31/03 to 5/31/13.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

8  | USAA CORNERSTONE MODERATE FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderate Fund to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                              o TOP 10 HOLDINGS* o
                                  AS OF 5/31/13
                                (% of Net Assets)

iShares MSCI EAFE Index Fund** ......................................   9.9%
U.S. Treasury Note, 1.75%, 5/15/2022 ................................   3.6%
Vanguard FTSE Emerging Markets ETF** ................................   3.2%
U.S. Treasury Bond, 3.00%, 5/15/2042 ................................   3.0%
iShares Core S&P Mid-Cap ETF** ......................................   2.6%
iShares MSCI United Kingdom Index Fund** ............................   1.5%
iShares Core MSCI Emerging Markets ETF** ............................   1.2%
iShares Core S&P Small-Cap ETF** ....................................   1.2%
U.S. Treasury Bond, 3.13%, 2/15/2043 ................................   1.1%
iShares Russell 2000 Index Fund** ...................................   1.0%

 * Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 14-28.

================================================================================

10  | USAA CORNERSTONE MODERATE FUND

================================================================================

                       o ASSET ALLOCATION -- 5/31/2013* o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES                                                    27.5%
INTERNATIONAL EQUITY SECURITIES                                           20.3%
CORPORATE OBLIGATIONS                                                     16.7%
COMMERCIAL MORTGAGE SECURITIES                                             9.8%
U.S. TREASURY SECURITIES                                                   9.5%
EURODOLLAR AND YANKEE OBLIGATIONS                                          7.7%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                           2.3%
GLOBAL REAL ESTATE EQUITY SECURITIES                                       0.5%
ASSET-BACKED SECURITIES                                                    0.3%
MONEY MARKET INSTRUMENTS                                                   5.3%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

Excludes options.

* The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

23.29% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2013, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended May 31, 2013, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $15,895,000, as qualifying interest income.

================================================================================

12  | USAA CORNERSTONE MODERATE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderate Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Moderate Fund at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNT LLP

San Antonio, Texas
July 19, 2013

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2013

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
U.S. EQUITY SECURITIES (27.5%)

COMMON STOCKS (21.2%)

CONSUMER DISCRETIONARY (2.0%)
-----------------------------
ADVERTISING (0.1%)
    9,480   Omnicom Group, Inc.                                         $    589
                                                                        --------
AUTOMOTIVE RETAIL (0.0%)
    3,222   CST Brands, Inc.                                                  98
                                                                        --------
CABLE & SATELLITE (0.3%)
   65,620   Comcast Corp. "A"                                              2,634
                                                                        --------
DEPARTMENT STORES (0.2%)
   41,000   Kohl's Corp.                                                   2,108
                                                                        --------
HOME IMPROVEMENT RETAIL (0.2%)
   47,700   Lowe's Companies, Inc.                                         2,009
                                                                        --------
HOMEFURNISHING RETAIL (0.1%)
   16,010   Bed Bath & Beyond, Inc.*                                       1,093
                                                                        --------
HOTELS, RESORTS & CRUISE LINES (0.6%)
   27,500   Hyatt Hotels Corp. "A"*                                        1,131
  137,500   Royal Caribbean Cruises Ltd.                                   4,814
                                                                        --------
                                                                           5,945
                                                                        --------
MOVIES & ENTERTAINMENT (0.3%)
   41,500   Walt Disney Co.                                                2,618
                                                                        --------
SPECIALIZED CONSUMER SERVICES (0.1%)
   37,900   H&R Block, Inc.                                                1,109
                                                                        --------
SPECIALTY STORES (0.1%)
   15,800   PetSmart, Inc.                                                 1,066
                                                                        --------
            Total Consumer Discretionary                                  19,269
                                                                        --------
CONSUMER STAPLES (2.0%)
-----------------------
DRUG RETAIL (0.6%)
   76,530   CVS Caremark Corp.                                             4,407
   25,000   Walgreen Co.                                                   1,194
                                                                        --------
                                                                           5,601
                                                                        --------
FOOD DISTRIBUTORS (0.1%)
   35,000   Sysco Corp.                                                    1,183
                                                                        --------
HOUSEHOLD PRODUCTS (0.3%)
   33,000   Procter & Gamble Co.                                           2,533
                                                                        --------
HYPERMARKETS & SUPER CENTERS (0.3%)
   38,900   Wal-Mart Stores, Inc.                                          2,911
                                                                        --------
SOFT DRINKS (0.3%)
   34,400   PepsiCo, Inc.                                                  2,779
                                                                        --------
TOBACCO (0.4%)
   37,960   Philip Morris International, Inc.                              3,451
                                                                        --------
            Total Consumer Staples                                        18,458
                                                                        --------
ENERGY (1.7%)
-------------
INTEGRATED OIL & GAS (1.1%)
   37,330   Chevron Corp.                                                  4,582
   68,770   Occidental Petroleum Corp.                                     6,332
                                                                        --------
                                                                          10,914
                                                                        --------
OIL & GAS EQUIPMENT & SERVICES (0.4%)
   84,940   Halliburton Co.                                                3,555
                                                                        --------
OIL & GAS EXPLORATION & PRODUCTION (0.1%)
    8,600   Apache Corp.                                                     706
                                                                        --------
OIL & GAS REFINING & MARKETING (0.1%)
   29,000   Valero Energy Corp.                                            1,178
                                                                        --------
            Total Energy                                                  16,353
                                                                        --------

================================================================================

14  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
FINANCIALS (3.8%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
    4,300   BlackRock, Inc.                                             $  1,201
   19,000   State Street Corp.                                             1,257
                                                                        --------
                                                                           2,458
                                                                        --------
CONSUMER FINANCE (0.4%)
   61,000   Capital One Financial Corp.                                    3,717
                                                                        --------
DIVERSIFIED BANKS (0.3%)
   78,440   Wells Fargo & Co.                                              3,181
                                                                        --------
LIFE & HEALTH INSURANCE (0.3%)
   55,000   MetLife, Inc.                                                  2,432
                                                                        --------
MULTI-LINE INSURANCE (0.3%)
   62,000   American International Group, Inc.*                            2,756
                                                                        --------
OTHER DIVERSIFIED FINANCIAL SERVICES (1.1%)
  109,233   Citigroup, Inc.                                                5,679
   87,800   JPMorgan Chase & Co.                                           4,793
                                                                        --------
                                                                          10,472
                                                                        --------
REGIONAL BANKS (0.9%)
   64,900   BB&T Corp.                                                     2,136
  102,030   CIT Group, Inc.*                                               4,702
   30,500   PNC Financial Services Group, Inc.                             2,185
                                                                        --------
                                                                           9,023
                                                                        --------
SPECIALIZED FINANCE (0.2%)
    9,850   IntercontinentalExchange, Inc.*                                1,686
                                                                        --------
            Total Financials                                              35,725
                                                                        --------
HEALTH CARE (3.9%)
------------------
BIOTECHNOLOGY (0.9%)
  159,000   Gilead Sciences, Inc.*                                         8,662
                                                                        --------
HEALTH CARE DISTRIBUTORS (0.4%)
   80,600   Cardinal Health, Inc.                                          3,785
                                                                        --------
HEALTH CARE EQUIPMENT (0.1%)
    8,500   Varian Medical Systems, Inc.*                                    570
                                                                        --------
HEALTH CARE SERVICES (0.1%)
   15,120   Express Scripts Holding Co.*                                     939
                                                                        --------
LIFE SCIENCES TOOLS & SERVICES (0.2%)
   28,491   Thermo Fisher Scientific, Inc.                                 2,516
                                                                        --------
MANAGED HEALTH CARE (0.2%)
   29,500   UnitedHealth Group, Inc.                                       1,847
                                                                        --------
PHARMACEUTICALS (2.0%)
  108,050   AbbVie, Inc.                                                   4,613
   21,000   Allergan, Inc.                                                 2,089
   70,940   Johnson & Johnson                                              5,972
  228,500   Pfizer, Inc.                                                   6,222
                                                                        --------
                                                                          18,896
                                                                        --------
            Total Health Care                                             37,215
                                                                        --------
INDUSTRIALS (1.8%)
------------------
AEROSPACE & DEFENSE (0.9%)
   38,300   Boeing Co.                                                     3,792
   33,000   Raytheon Co.                                                   2,199
   26,130   United Technologies Corp.                                      2,480
                                                                        --------
                                                                           8,471
                                                                        --------
AIR FREIGHT & LOGISTICS (0.3%)
   33,830   United Parcel Service, Inc. "B"                                2,906
                                                                        --------
INDUSTRIAL CONGLOMERATES (0.5%)
   36,800   Danaher Corp.                                                  2,275
  117,490   General Electric Co.                                           2,740
                                                                        --------
                                                                           5,015
                                                                        --------
INDUSTRIAL MACHINERY (0.1%)
   10,200   Stanley Black & Decker, Inc.                                     808
                                                                        --------
            Total Industrials                                             17,200
                                                                        --------
INFORMATION TECHNOLOGY (5.1%)
-----------------------------
APPLICATION SOFTWARE (0.2%)
   53,600   Adobe Systems, Inc.*                                           2,300
                                                                        --------
COMMUNICATIONS EQUIPMENT (1.5%)
  232,990   Cisco Systems, Inc.                                            5,610
   62,500   Motorola Solutions, Inc.                                       3,623

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
NUMBER                                                                    MARKET
OF                                                                         VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
   73,300   QUALCOMM, Inc.                                              $  4,653
                                                                        --------
                                                                          13,886
                                                                        --------
COMPUTER HARDWARE (0.9%)
   12,090   Apple, Inc.                                                    5,437
  127,000   Hewlett-Packard Co.                                            3,101
                                                                        --------
                                                                           8,538
                                                                        --------
INTERNET SOFTWARE & SERVICES (0.9%)
    7,320   Google, Inc. "A"*                                              6,372
   88,000   Yahoo! Inc.*                                                   2,314
                                                                        --------
                                                                           8,686
                                                                        --------
SEMICONDUCTORS (0.3%)
   64,890   Intel Corp.                                                    1,576
   32,500   Texas Instruments, Inc.                                        1,166
                                                                        --------
                                                                           2,742
                                                                        --------
SYSTEMS SOFTWARE (1.3%)
  205,880   Microsoft Corp.                                                7,181
  143,230   Oracle Corp.                                                   4,835
                                                                        --------
                                                                          12,016
                                                                        --------
            Total Information Technology                                  48,168
                                                                        --------
MATERIALS (0.6%)
----------------
DIVERSIFIED CHEMICALS (0.1%)
   21,000   E.I. du Pont de Nemours & Co.                                  1,172
                                                                        --------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
   20,160   Monsanto Co.                                                   2,029
                                                                        --------
PAPER PACKAGING (0.2%)
   34,000   Bemis Co., Inc.                                                1,331
                                                                        --------
PAPER PRODUCTS (0.1%)
   24,700   International Paper Co.                                        1,140
                                                                        --------
            Total Materials                                                5,672
                                                                        --------
TELECOMMUNICATION SERVICES (0.3%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
   71,400   CenturyLink, Inc.                                              2,438
                                                                        --------
            Total Common Stocks (cost: $164,796)                         200,498
                                                                        --------
PREFERRED STOCKS (1.5%)

CONSUMER STAPLES (0.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.4%)
   34,000   Dairy Farmers of America, Inc., 7.88%,
              cumulative redeemable, perpetual(a)                          3,738
                                                                        --------
ENERGY (0.9%)
-------------
OIL & GAS EXPLORATION & PRODUCTION (0.7%)
    6,000   Chesapeake Energy Corp., 5.75%, perpetual(a)                   6,575
                                                                        --------
OIL & GAS STORAGE & TRANSPORTATION (0.2%)
    1,900   Kinder Morgan G.P., Inc.(a)                                    1,684
                                                                        --------
            Total Energy                                                   8,259
                                                                        --------
FINANCIALS (0.2%)
-----------------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
       30   International Lease Finance Corp., 0.36%, perpetual(b)         1,920
                                                                        --------
PROPERTY & CASUALTY INSURANCE (0.0%)
   $1,000   Syncora Holdings Ltd., 6.88%, perpetual(b)                         -
                                                                        --------
            Total Financials                                               1,920
                                                                        --------
            Total Preferred Stocks (cost: $13,601)                        13,917
                                                                        --------
EXCHANGE-TRADED FUNDS (4.8%)
  205,579   iShares Core S&P Mid-Cap ETF                                  24,326
  121,000   iShares Core S&P Small-Cap ETF                                10,972
  101,097   iShares Russell 2000 Index Fund                                9,893
                                                                        --------
            Total Exchange-Traded Funds (cost: $40,078)                   45,191
                                                                        --------
            Total U.S. Equity Securities (cost: $218,475)                259,606
                                                                        --------

================================================================================

16  | USAA CORNERSTONE MODERATE FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY SECURITIES (20.3%)

COMMON STOCKS (1.9%)

CONSUMER STAPLES (0.2%)
-----------------------
BREWERS (0.1%)
    7,000   Anheuser-Busch InBev N.V. ADR                               $    643
                                                                        --------
PACKAGED FOODS & MEAT (0.1%)
   41,610   Unilever N.V.                                                  1,697
                                                                        --------
            Total Consumer Staples                                         2,340
                                                                        --------
ENERGY (0.3%)
-------------
OIL & GAS DRILLING (0.3%)
   49,000   Transocean Ltd.                                                2,461
                                                                        --------
INDUSTRIALS (0.9%)
------------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
   71,400   Eaton Corp. plc                                                4,717
                                                                        --------
RAILROADS (0.4%)
   26,500   Canadian Pacific Railway Ltd.                                  3,498
                                                                        --------
            Total Industrials                                              8,215
                                                                        --------
INFORMATION TECHNOLOGY (0.1%)
-----------------------------
SEMICONDUCTORS (0.1%)
   44,800   NXP Semiconductors N.V.*                                       1,382
                                                                        --------
MATERIALS (0.1%)
----------------
DIVERSIFIED METALS & MINING (0.1%)
   24,000   Rio Tinto plc ADR                                              1,025
                                                                        --------
TELECOMMUNICATION SERVICES (0.3%)
---------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
   94,400   Vodafone Group plc ADR                                         2,733
                                                                        --------
            Total Common Stocks (cost: $16,388)                           18,156
                                                                        --------
PREFERRED STOCKS (0.0%)

FINANCIALS (0.0%)
-----------------
REINSURANCE (0.0%)
    1,500   American Overseas Group Ltd., 7.50%, non-cumulative,
              perpetual, acquired 1/23/2007 - 3/09/2007;
              cost $1,533(b),(c)                                             375
                                                                        --------
            Total Preferred Stocks (cost: $1,533)                            375
                                                                        --------
EXCHANGE-TRADED FUNDS (18.4%)
   34,000   EGShares Emerging Markets Consumer ETF                           896
  223,800   iShares Core MSCI Emerging Markets ETF                        11,015
1,563,997   iShares MSCI EAFE Index Fund                                  93,965
  189,048   iShares MSCI EMU Index Fund                                    6,613
   27,000   iShares MSCI Indonesia Investable Market Index Fund              913
   63,000   iShares MSCI Malaysia Index Fund                               1,008
   24,000   iShares MSCI Philippines Investable Market Index Fund            936
   82,000   iShares MSCI Russia Capped Index Fund                          1,660
  170,000   iShares MSCI Taiwan Index Fund                                 2,319
   10,000   iShares MSCI Thailand Capped Investable Market Index Fund        855
   27,000   iShares MSCI Turkey Investable Market Index Fund               1,871
  752,527   iShares MSCI United Kingdom Index Fund                        14,125
   38,000   SPDR S&P Emerging Markets SmallCap ETF                         1,834

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES      SECURITY                                                       (000)
--------------------------------------------------------------------------------
  718,306   Vanguard FTSE Emerging Markets ETF                          $ 29,824
   72,000   WisdomTree Emerging Markets SmallCap Dividend Fund             3,652
  103,000   WisdomTree India Earnings Fund                                 1,817
                                                                        --------
            Total Exchange-Traded Funds (cost: $170,276)                 173,303
                                                                        --------
            Total International Equity Securities (cost: $188,197)       191,834
                                                                        --------
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (2.3%)

GOLD (1.4%)

AFRICAN GOLD COMPANIES (0.1%)
   15,356   AngloGold Ashanti Ltd. ADR                                       279
   98,700   Gold Fields Ltd. ADR                                             599
  130,000   Harmony Gold Mining Co. Ltd. ADR                                 543
    9,675   Sibanye Gold Ltd. ADR                                             35
                                                                        --------
                                                                           1,456
                                                                        --------
AUSTRALIAN GOLD COMPANIES (0.1%)
   41,200   Newcrest Mining Ltd.(b)                                          565
                                                                        --------
EUROPEAN GOLD COMPANIES (0.1%)
    9,600   Randgold Resources Ltd. ADR                                      752
                                                                        --------
NORTH AMERICAN GOLD COMPANIES (1.0%)
   10,500   Agnico-Eagle Mines Ltd.                                          336
   38,400   Alamos Gold, Inc.                                                557
   59,000   Allied Nevada Gold Corp.*                                        455
   46,200   AuRico Gold, Inc.                                                235
  215,000   B2Gold Corp.*                                                    541
   13,900   Barrick Gold Corp.                                               294
   79,000   Centerra Gold, Inc.                                              291
   95,000   Dundee Precious Metals, Inc.*                                    465
  103,900   Eldorado Gold Corp.                                              828
   33,800   Goldcorp, Inc.                                                   984
  129,000   IAMGOLD Corp.                                                    681
   80,400   Kinross Gold Corp.                                               515
   17,700   Newmont Mining Corp.                                             607
  168,700   Osisko Mining Corp.*                                             726
   11,900   Royal Gold, Inc.                                                 652
  353,130   Semafo, Inc.                                                     695
   45,800   Yamana Gold, Inc.                                                528
                                                                        --------
                                                                           9,390
                                                                        --------
SOUTH AMERICAN GOLD COMPANIES (0.1%)
   39,000   Cia de Minas Buenaventura S.A. ADR                               700
                                                                        --------
            Total Gold (cost: $18,184)                                    12,863
                                                                        --------
SILVER (0.2%)
   69,100   Pan American Silver Corp.                                        844
   24,300   Silver Wheaton Corp.                                             576
   53,000   Tahoe Resources, Inc.*                                           772
                                                                        --------
            Total Silver (cost: $2,509)                                    2,192
                                                                        --------
EXCHANGE-TRADED FUNDS (0.7%)
   52,025   SPDR Gold Trust*                                               6,967
                                                                        --------
            Total Exchange-Traded Funds (cost: $8,417)                     6,967
                                                                        --------
            Total Precious Metals and Commodity - Related Securities
              (cost: $29,110)                                             22,022
                                                                        --------
GLOBAL REAL ESTATE EQUITY SECURITIES (0.5%)

PREFERRED STOCKS (0.5%)

REITs -- OFFICE (0.5%)
   67,000   CommonWealth REIT, 6.50%, perpetual                            1,603
  130,027   CommonWealth REIT, Series E, 7.25%,
              cumulative redeemable, perpetual                             3,376
                                                                        --------
            Total REITs -- Office                                          4,979
                                                                        --------
            Total Preferred Stocks                                         4,979
                                                                        --------
            Total Global Real Estate Equity Securities (cost: $4,885)      4,979
                                                                        --------

================================================================================

18  | USAA CORNERSTONE MODERATE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
             BONDS (44.0%)

             CORPORATE OBLIGATIONS (16.7%)

             CONSUMER DISCRETIONARY (0.1%)
             -----------------------------
             PUBLISHING (0.1%)
   $   800   McGraw-Hill Global Education Holdings, LLC(a)                 9.75%       4/01/2021   $    835
                                                                                                   --------
             TEXTILES (0.0%)
       300   SIWF Merger Sub, Inc.(a),(l)                                  6.25        6/01/2021        299
                                                                                                   --------
             Total Consumer Discretionary                                                             1,134
                                                                                                   --------
             ENERGY (2.9%)
             -------------
             COAL & CONSUMABLE FUELS (0.1%)
       900   Arch Coal, Inc.(a)                                            9.88        6/15/2019        931
                                                                                                   --------
             OIL & GAS EXPLORATION & PRODUCTION (0.7%)
       800   Alta Mesa Holdings, LP                                        9.63       10/15/2018        862
       900   Halcon Resources Corp.                                        8.88        5/15/2021        920
       800   Midstates Petroleum Co., Inc.(a)                              9.25        6/01/2021        797
       800   NFR Energy, LLC(d)                                            8.75       12/31/2018        821
       800   Penn Virginia Corp.(a)                                        8.50        5/01/2020        802
       900   Quicksilver Resources, Inc.                                  11.75        1/01/2016        959
       500   Rex Energy Corp.(a)                                           8.88       12/01/2020        536
       900   Samson Investment Co.(d)                                      6.00        9/25/2018        908
                                                                                                   --------
                                                                                                      6,605
                                                                                                   --------
             OIL & GAS REFINING & MARKETING (0.1%)
       900   Northern Tier Energy, LLC(a)                                  7.13       11/15/2020        952
                                                                                                   --------
             OIL & GAS STORAGE & TRANSPORTATION (2.0%)
     3,059   Enbridge Energy Partners, LP                                  8.05       10/01/2037      3,569
       800   Enterprise Products Operating, LP                             7.00        6/01/2067        871
       800   Martin Midstream Partners, LP(a)                              7.25        2/15/2021        838
       156   NuStar Logistics, LP                                          7.63        1/15/2043      4,167
     7,300   Southern Union Co.                                            3.29(e)    11/01/2066      6,725
     2,500   TEPPCO Partners, LP                                           7.00        6/01/2067      2,722
                                                                                                   --------
                                                                                                     18,892
                                                                                                   --------
             Total Energy                                                                            27,380
                                                                                                   --------
             FINANCIALS (10.4%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
     8,000   State Street Capital Trust IV                                 1.28(e)     6/15/2037      6,780
                                                                                                   --------
             CONSUMER FINANCE (0.4%)
     3,500   American Express Co.(f)                                       6.80        9/01/2066      3,837
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
             LIFE & HEALTH INSURANCE (2.2%)
   $   167   Delphi Financial Group, Inc.                                  7.38%       5/15/2037   $  4,201
     5,500   Lincoln National Corp.                                        7.00        5/17/2066      5,747
     2,000   Principal Financial Global Fund, LLC                          0.80(e)     1/10/2031      1,564
     3,400   Prudential Financial, Inc.                                    5.63        6/15/2043      3,596
     5,650   StanCorp Financial Group, Inc.(f)                             6.90        6/01/2067      5,841
                                                                                                   --------
                                                                                                     20,949
                                                                                                   --------
             MULTI-LINE INSURANCE (2.0%)
     7,000   Genworth Holdings, Inc.                                       6.15       11/15/2066      6,606
     7,000   Glen Meadow Pass-Through Trust(a)                             6.51        2/12/2067      6,834
     5,000   Nationwide Mutual Insurance Co.(a)                            5.81       12/15/2024      5,138
                                                                                                   --------
                                                                                                     18,578
                                                                                                   --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.2%)
     3,000   GE Capital Trust I                                            6.38       11/15/2067      3,195
     1,000   ILFC E-Capital Trust I(a)                                     4.68(e)    12/21/2065        910
     2,000   ILFC E-Capital Trust II(a)                                    6.25       12/21/2065      1,890
     2,100   JPMorgan Chase Capital XIII                                   1.23(e)     9/30/2034      1,751
     4,500   JPMorgan Chase Capital XXI                                    1.22(e)     2/02/2037      3,622
                                                                                                   --------
                                                                                                     11,368
                                                                                                   --------
             PROPERTY & CASUALTY INSURANCE (2.1%)
     5,400   Allstate Corp.(g)                                             6.13        5/15/2037      5,963
     3,000   BNSF Funding Trust I(f)                                       6.61       12/15/2055      3,465
     4,375   HSB Group, Inc.                                               1.19(e)     7/15/2027      3,566
     2,300   Progressive Corp.                                             6.70        6/15/2037      2,599
     1,000   RLI Corp.(f)                                                  5.95        1/15/2014      1,025
     2,500   Travelers Companies, Inc.(f)                                  6.25        3/15/2037      2,775
                                                                                                   --------
                                                                                                     19,393
                                                                                                   --------
             REGIONAL BANKS (1.7%)
     1,000   Allfirst Preferred Capital Trust                              1.78(e)     7/15/2029        825
     1,000   Cullen/Frost Bankers, Inc.(f)                                 0.81(e)     2/15/2017        975
     1,000   Emigrant Bancorp, Inc.(a)                                     6.25        6/15/2014        974
       700   First Hawaiian Capital I                                      8.34        7/01/2027        715
     2,850   First Maryland Capital Trust I                                1.28(e)     1/15/2027      2,394
     2,500   First Tennessee Bank, N.A.                                    5.65        4/01/2016      2,731
     2,400   Fulton Capital Trust I                                        6.29        2/01/2036      2,407
     2,000   Huntington Capital II "B"                                     0.91(e)     6/15/2028      1,610
       500   M&T Capital Trust I                                           8.23        2/01/2027        497
     2,000   Manufacturers & Traders Trust Co.                             5.63       12/01/2021      2,075
     1,000   Susquehanna Bancshares, Inc.                                  2.09(e)     5/01/2014        986
                                                                                                   --------
                                                                                                     16,189
                                                                                                   --------

================================================================================

20  | USAA CORNERSTONE MODERATE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
             REITs -- RETAIL (0.1%)
   $ 1,000   Brixmor, LLC                                                  7.68%      11/02/2026   $    990
                                                                                                   --------
             Total Financials                                                                        98,084
                                                                                                   --------
             INDUSTRIALS (0.5%)
             ------------------
             AEROSPACE & DEFENSE (0.3%)
     3,000   Textron Financial Corp.(a)                                    6.00        2/15/2067      2,775
                                                                                                   --------
             AIRLINES (0.2%)
       926   America West Airlines, Inc. Pass-Through Trust (INS)          7.93        1/02/2019      1,009
       300   Continental Airlines, Inc. "B" Pass-Through Trust             6.25        4/11/2020        322
       767   United Air Lines, Inc. Pass-Through Trust(a)                 12.00        7/15/2017        863
                                                                                                   --------
                                                                                                      2,194
                                                                                                   --------
             Total Industrials                                                                        4,969
                                                                                                   --------
             TELECOMMUNICATION SERVICES (0.4%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
       126   Qwest Corp.                                                   7.50        9/15/2051      3,469
                                                                                                   --------
             WIRELESS TELECOMMUNICATION SERVICES (0.0%)
       100   MetroPCS Wireless, Inc.(a)                                    6.25        4/01/2021        105
                                                                                                   --------
             Total Telecommunication Services                                                         3,574
                                                                                                   --------
             UTILITIES (2.4%)
             ----------------
             ELECTRIC UTILITIES (0.9%)
     1,800   NextEra Energy Capital Holdings, Inc.                         6.35       10/01/2066      1,910
     1,750   NextEra Energy Capital Holdings, Inc.                         6.65        6/15/2067      1,883
     1,000   NextEra Energy Capital Holdings, Inc.                         7.30        9/01/2067      1,136
     2,112   PPL Capital Funding, Inc.                                     6.70        3/30/2067      2,251
     1,850   Texas Competitive Electric Holdings Co., LLC(d)               4.72       10/10/2017      1,343
                                                                                                   --------
                                                                                                      8,523
                                                                                                   --------
             MULTI-UTILITIES (1.5%)
     2,500   Dominion Resources, Inc.(f)                                   7.50    6/30/2066          2,777
     1,500   Dominion Resources, Inc.                                      2.58(e) 9/30/2066          1,427
     2,042   Integrys Energy Group, Inc.(f)                                6.11   12/01/2066          2,167
     3,825   Puget Sound Energy, Inc.                                      6.97    6/01/2067          4,090
     3,000   Wisconsin Energy Corp.(f)                                     6.25    5/15/2067          3,262
                                                                                                   --------
                                                                                                     13,723
                                                                                                   --------
             Total Utilities                                                                         22,246
                                                                                                   --------
             Total Corporate Obligations (cost: $135,826)                                           157,387
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
             EURODOLLAR AND YANKEE OBLIGATIONS (7.7%)

             CONSUMER STAPLES (0.1%)
             -----------------------
             PACKAGED FOODS & MEAT (0.1%)
   $ 1,000   Fage USA Dairy Industry, Inc.(a)                              9.88%       2/01/2020   $  1,110
       275   JBS S.A.                                                     10.50        8/04/2016        316
                                                                                                   --------
             Total Packaged Foods & Meat                                                              1,426
                                                                                                   --------
             Total Consumer Staples                                                                   1,426
                                                                                                   --------
             ENERGY (0.4%)

             OIL & GAS STORAGE & TRANSPORTATION (0.4%)
     3,500   TransCanada Pipelines Ltd.(f)                                 6.35        5/15/2067      3,749
                                                                                                   --------
             FINANCIALS (5.8%)
             DIVERSIFIED BANKS (2.1%)
       350   Barclays Bank plc                                             0.56(e)             -(h)     200
     8,030   Barclays Bank plc                                             0.69(e)             -(h)   4,698
       500   Barclays Bank plc                                             0.69(e)             -(h)     289
       900   Barclays Bank plc(a)                                          7.70(e)             -(h)     980
       600   Compass Bank                                                  6.40       10/01/2017        669
     2,000   HSBC Bank plc                                                 0.61(e)             -(h)   1,195
     9,500   HSBC Bank plc                                                 0.75(e)             -(h)   5,700
     1,000   LBI hf, acquired 10/12/2007; cost $1,000(a),(b),(c),(i)       7.43                -(h)       -
     1,800   Lloyds TSB Bank plc                                           0.56(e)             -(h)     994
     4,300   Royal Bank of Scotland plc                                    9.50(e)     3/16/2022      5,087
                                                                                                   --------
                                                                                                     19,812
                                                                                                   --------
             LIFE & HEALTH INSURANCE (0.5%)
     4,000   Great-West Life & Annuity Insurance Capital, LP(a),(f)        7.15        5/16/2046      4,270
                                                                                                   --------
             PROPERTY & CASUALTY INSURANCE (2.4%)
     6,000   Ironshore Holdings, Inc.(a),(f)                               8.50        5/15/2020      7,007
     8,400   Oil Insurance Ltd.(a),(f)                                     3.27(e)             -(h)   7,131
     5,130   QBE Capital Funding III Ltd.(a)                               7.25        5/24/2041      5,536
     3,000   QBE Insurance Group Ltd.(a)                                   5.65        7/01/2023      3,000
                                                                                                   --------
                                                                                                     22,674
                                                                                                   --------
             REGIONAL BANKS (0.0%)
     2,000   Glitnir Banki hf, acquired 9/11/2006 - 10/18/2006;
               cost $2,034(a),(b),(c),(i)                                  7.45                -(h)       -
                                                                                                   --------
             REINSURANCE (0.8%)
     1,500   Alterra USA Holdings Ltd.(a)                                  7.20        4/14/2017      1,568
     1,500   Platinum Underwriters Finance, Inc.(f)                        7.50        6/01/2017      1,712
     4,000   Swiss Re Capital I, LP(a)                                     6.85                -(h)   4,312
                                                                                                   --------
                                                                                                      7,592
                                                                                                   --------
             Total Financials                                                                        54,348
                                                                                                   --------

================================================================================

22  | USAA CORNERSTONE MODERATE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
             HEALTH CARE (0.1%)
             ------------------
             BIOTECHNOLOGY (0.1%)
   $   800   Elan Finance Services plc(a)                                  6.25%       6/15/2021   $    806
                                                                                                   --------
             INDUSTRIALS (0.5%)
             ------------------
             INDUSTRIAL CONGLOMERATES (0.4%)
     4,050   Hutchison Whampoa International Ltd.(a)                       6.00                -(h)   4,313
                                                                                                   --------
             MARINE (0.1%)
       800   Navios Maritime Holdings, Inc.                                8.88       11/01/2017        846
                                                                                                   --------
             Total Industrials                                                                        5,159
                                                                                                   --------
             MATERIALS (0.3%)
             ----------------
             CONSTRUCTION MATERIALS (0.1%)
     1,000   Cemex Espana Luxembourg(a)                                    9.88        4/30/2019      1,125
                                                                                                   --------
             DIVERSIFIED METALS & MINING (0.1%)
       800   Vedanta Resources plc(a),(l)                                  6.00        1/31/2019        799
                                                                                                   --------
             GOLD (0.1%)
       800   St. Barbara Ltd.(a)                                           8.88        4/15/2018        779
                                                                                                   --------
             Total Materials                                                                          2,703
                                                                                                   --------
             UTILITIES (0.5%)
             ----------------
             ELECTRIC UTILITIES (0.5%)
     4,500   Electricite De France S.A.(a)                                 5.25                -(h)   4,525
                                                                                                   --------
             Total Eurodollar and Yankee Obligations (cost: $70,191)                                 72,716
                                                                                                   --------
             ASSET-BACKED SECURITIES (0.3%)

             FINANCIALS (0.3%)
             -----------------
             ASSET-BACKED FINANCING (0.3%)
     2,000   SLM Student Loan Trust                                        0.73(e)     7/15/2036      1,651
       709   SLM Student Loan Trust                                        0.83(e)    10/25/2038        625
                                                                                                   --------
                                                                                                      2,276
                                                                                                   --------
             Total Financials                                                                         2,276
                                                                                                   --------
             Total Asset-Backed Securities (cost: $2,057)                                             2,276
                                                                                                   --------
             COMMERCIAL MORTGAGE SECURITIES (9.8%)

             FINANCIALS (9.8%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (9.8%)
     1,000   Banc of America Commercial Mortgage, Inc.                     5.23       11/10/2042        997
     3,238   Banc of America Commercial Mortgage, Inc.                     5.86        7/10/2044      3,417
     3,000   Banc of America Commercial Mortgage, Inc.                     5.76        5/10/2045      3,163

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
   $ 2,700   Banc of America Commercial Mortgage, Inc.                     5.46%       9/10/2045   $  2,922
     3,354   Banc of America Merrill Lynch Commercial
               Mortgage, Inc.(a)                                           5.94        9/10/2047      3,551
     2,000   BCRR Trust(a)                                                 5.86        7/17/2040      2,243
       400   Bear Stearns Commercial Mortgage Securities, Inc.             5.49       12/11/2040        363
     2,000   Bear Stearns Commercial Mortgage Securities, Inc.(f)          5.21        2/11/2041      2,053
       800   Bear Stearns Commercial Mortgage Securities, Inc.(a)          5.66        9/11/2041        740
       900   Bear Stearns Commercial Mortgage Securities, Inc.             5.60       10/12/2041        869
     3,200   Bear Stearns Commercial Mortgage Securities, Inc.(f)          4.99        9/11/2042      3,344
       900   Citigroup Commercial Mortgage Trust                           5.74        3/15/2049        934
       800   Citigroup Commercial Mortgage Trust                           5.48       10/15/2049        800
     4,000   Citigroup/Deutsche Bank Commercial Mortgage Trust(f)          5.22        7/15/2044      4,290
     3,000   Commercial Mortgage Loan Trust(f)                             6.01       12/10/2049      3,293
     1,000   Commercial Mortgage Loan Trust                                5.54       12/11/2049      1,108
     7,400   Credit Suisse Commercial Mortgage Pass-Through
               Trust                                                       0.39(e)     2/15/2040      5,778
     1,000   Credit Suisse First Boston Mortgage Securities
               Corp.(a)                                                    5.02        1/15/2037      1,019
     3,000   GE Capital Commercial Mortgage Corp.(f)                       5.47        3/10/2044      3,054
     1,000   GE Capital Commercial Mortgage Corp.                          5.33       11/10/2045        302
     1,900   GE Capital Commercial Mortgage Corp.                          5.61       12/10/2049      1,956
     2,000   GMAC Commercial Mortgage Securities, Inc.                     4.97       12/10/2041      1,872
       500   GMAC Commercial Mortgage Securities, Inc.                     4.98       12/10/2041        357
     1,000   GMAC Commercial Mortgage Securities, Inc.(f)                  4.81        5/10/2043        979
       850   GS Mortgage Securities Corp. II                               5.63        4/10/2038        869
     1,000   GS Mortgage Securities Corp. II                               5.64        8/10/2038        990
     1,000   GS Mortgage Securities Corp. II(f)                            4.78        7/10/2039      1,034
     1,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                            4.99        9/12/2037      1,062
     4,500   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                            5.04       10/15/2042      4,641
     3,210   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.(f)                                         5.57        4/15/2043      3,406
     1,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                            5.36       12/15/2044      1,063
     1,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                            5.36       12/15/2044      1,034
       900   LB-UBS Commercial Mortgage Trust                              5.28        2/15/2041        901
     2,000   Merrill Lynch Mortgage Trust                                  5.28       11/12/2037      2,104
     3,837   Merrill Lynch Mortgage Trust                                  5.14        7/12/2038      4,056
     1,000   Merrill Lynch Mortgage Trust                                  5.36        7/12/2038        956
       400   Merrill Lynch Mortgage Trust                                  5.39        7/12/2038        322
     4,000   Merrill Lynch Mortgage Trust(f)                               5.68        5/12/2039      4,113
     2,500   Merrill Lynch Mortgage Trust                                  5.01       10/12/2041      2,510

================================================================================

24  | USAA CORNERSTONE MODERATE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
   $ 1,000   ML-CFC Commercial Mortgage Trust                              5.42%       8/12/2048   $  1,087
     1,500   ML-CFC Commercial Mortgage Trust                              5.90        8/12/2049      1,580
       460   ML-CFC Commercial Mortgage Trust                              5.86        9/12/2049        523
     2,000   Morgan Stanley Capital I, Inc.                                5.65        6/11/2042      2,143
       878   Morgan Stanley Capital I, Inc.                                5.15        8/13/2042        909
       723   Morgan Stanley Capital I, Inc.                                5.17        8/13/2042        732
       900   Morgan Stanley Capital I, Inc.                                5.50        3/12/2044        935
     3,000   Morgan Stanley Capital I, Inc.                                5.79        7/12/2044      3,328
     3,150   Wachovia Bank Commercial Mortgage Trust                       5.73        5/15/2043      3,247
                                                                                                   --------
                                                                                                     92,949
                                                                                                   --------
             Total Financials                                                                        92,949
                                                                                                   --------
             Total Commercial Mortgage Securities (cost: $81,438)                                    92,949
                                                                                                   --------
             U.S. TREASURY SECURITIES (9.5%)

             BONDS (5.3%)
     3,650   2.75%, 11/15/2042                                                                        3,268
     7,300   2.75%, 8/15/2042                                                                         6,544
     1,425   2.88%, 5/15/2043                                                                         1,309
    30,300   3.00%, 5/15/2042                                                                        28,671
    10,940   3.13%, 2/15/2043                                                                        10,593
                                                                                                   --------
             Total Bonds                                                                             50,385
                                                                                                   --------
             NOTES (4.2%)
     1,350   1.63%, 11/15/2022                                                                        1,296
     3,750   1.63%, 8/15/2022                                                                         3,618
    34,750   1.75%, 5/15/2022(f)                                                                     34,060
       690   2.00%, 2/15/2023                                                                           683
                                                                                                   --------
             Total Notes                                                                             39,657
                                                                                                   --------
             Total U.S. Treasury Securities (cost: $94,612)                                          90,042
                                                                                                   --------
             MUNICIPAL BONDS (0.0%)

             CASINOS & GAMING (0.0%)
       170   Seneca Nation of Indians Capital Improvements Auth.           6.75       12/01/2013        170
                                                                                                   --------
             Total Municipal Bonds (cost: $170)                                                         170
                                                                                                   --------
             Total Bonds (cost: $384,294)                                                           415,540
                                                                                                   --------
             MONEY MARKET INSTRUMENTS (5.3%)

             COMMERCIAL PAPER (3.5%)

             ENERGY (1.3%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.4%)
     3,886   Devon Energy Corp.(a),(j)                                     0.16        6/03/2013      3,886
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
             OIL & GAS STORAGE & TRANSPORTATION (0.9%)
   $ 9,000   Spectra Energy Partners, LP(a),(j)                            0.30%       6/04/2013   $  9,000
                                                                                                   --------
             Total Energy                                                                            12,886
                                                                                                   --------
             UTILITIES (2.2%)
             ----------------
             ELECTRIC UTILITIES (0.7%)
     3,907   Kentucky Utilities Co.(a),(j)                                 0.24        6/06/2013      3,906
     1,000   Oge Energy Corp.(a),(j)                                       0.21        6/05/2013      1,000
     1,657   Pacific Gas and Electric Co.(a),(j)                           0.21        6/13/2013      1,657
                                                                                                   --------
             Total Electric Utilities                                                                 6,563
                                                                                                   --------
             GAS UTILITIES (1.0%)
     9,000   Atmos Energy Corp.(a),(j)                                     0.21        6/04/2013      9,000
                                                                                                   --------
             MULTI-UTILITIES (0.5%)
     5,000   Dominion Resources(a),(j)                                     0.24        6/05/2013      5,000
                                                                                                   --------
             Total Utilities                                                                         20,563
                                                                                                   --------
             Total Commercial Paper (cost: $33,449)                                                  33,449
                                                                                                   --------

-----------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-----------------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (1.8%)
16,764,855   State Street Institutional Liquid Reserve Fund, 0.09%(k)
               (cost: $16,765)                                                                       16,765
                                                                                                   --------
             Total Money Market Instruments (cost: $50,214)                                          50,214
                                                                                                   --------

             TOTAL INVESTMENTS (COST: $875,175)                                                    $944,195
                                                                                                   ========

-----------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
-----------------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.1%)
    4,030    Put - iShares MSCI EAFE Index expiring June 22, 2013 at 61                                 608
      568    Put - S&P 500 Index expiring June 22, 2013 at 1530                                         216
                                                                                                   --------

             TOTAL PURCHASED OPTIONS (COST: $475)                                                  $    824
                                                                                                   ========

             WRITTEN OPTIONS (0.3%)
     (470)   Call - S&P 500 Index expiring June 22, 2013 at 1580                                     (2,728)
   (1,705)   Put - iShares MSCI EAFE Index expiring June 22, 2013 at 57                                 (48)
                                                                                                   --------

             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $3,415)                                     $ (2,776)
                                                                                                   ========

================================================================================

26  | USAA CORNERSTONE MODERATE FUND

================================================================================

-------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------
                                        (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                    QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS              INPUTS          INPUTS       TOTAL
-------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                          $200,498            $      -          $    -    $200,498
  Preferred Stocks                              -              11,997           1,920      13,917
  Exchange-Traded Funds                    45,191                   -               -      45,191
International Equity Securities:
  Common Stocks                            18,156                   -               -      18,156
  Preferred Stocks                              -                   -             375         375
  Exchange-Traded Funds                   173,303                   -               -     173,303
Precious Metals and Commodity-Related
  Securities:
  Gold                                     12,298                 565               -      12,863
  Silver                                    2,192                   -               -       2,192
  Exchange-Traded Funds                     6,967                   -               -       6,967
Global Real Estate Equity Securities:
  Preferred Stocks                          1,603               3,376               -       4,979
Bonds:
  Corporate Obligations                         -             157,387               -     157,387
  Eurodollar and Yankee Obligations             -              72,716               -      72,716
  Asset-Backed Securities                       -               2,276               -       2,276
  Commercial Mortgage Securities                -              92,949               -      92,949
  U.S. Treasury Securities                 90,042                   -               -      90,042
  Municipal Bonds                               -                 170               -         170
Money Market Instruments:
  Commercial Paper                              -              33,449               -      33,449
  Money Market Funds                       16,765                   -               -      16,765
Purchased Options                             824                   -               -         824
-------------------------------------------------------------------------------------------------
Total                                    $567,839            $374,885          $2,295    $945,019
-------------------------------------------------------------------------------------------------

                                        (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                    QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
LIABILITIES             FOR IDENTICAL LIABILITIES              INPUTS          INPUTS       TOTAL
-------------------------------------------------------------------------------------------------
Written Options                           $(2,776)                 $-              $-     $(2,776)
-------------------------------------------------------------------------------------------------
Total                                     $(2,776)                 $-              $-     $(2,776)
-------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-------------------------------------------------------------------------------------------
                                                                                 COMMERCIAL
                                                     PREFERRED      CORPORATE      MORTGAGE
                                                        STOCKS    OBLIGATIONS    SECURITIES
-------------------------------------------------------------------------------------------
Balance as of May 31, 2012                              $2,205        $ 1,070         $ 834
Purchases                                                    -              -             -
Sales                                                        -              -          (841)
Transfers into Level 3                                       -              -             -
Transfers out of Level 3                                     -         (1,070)            -
Net realized gain (loss) on investments                      -              -             -
Change in net unrealized appreciation/depreciation
of investments                                              90              -             7
-------------------------------------------------------------------------------------------
Balance as of May 31, 2013                              $2,295        $     -         $   -
-------------------------------------------------------------------------------------------

For the period of June 1, 2012, through May 31, 2013, common stock with a fair value of $612,000 was transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, the securities had adjustments to its foreign market closing price to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. A preferred stock with a fair value of $3,140,000 was also transferred from Level 1 to Level 2 as a result of an adjustment by the pricing service to reflect a change from last traded price to average of bid and asked prices. A corporate obligation with a fair value of $1,070,000 was transferred from Level 3 to Level 2 as pricing was available from the Fund's pricing service. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA CORNERSTONE MODERATE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2013

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 28.3% of net assets at May 31, 2013.

  The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o CATEGORIES AND DEFINITIONS

  ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

  life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

  EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

  ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
  REIT    Real estate investment trust

  CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

  (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

30  | USAA CORNERSTONE MODERATE FUND

================================================================================

o SPECIFIC NOTES

  (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees (the Board), unless otherwise noted as illiquid.

  (b) Security was fair valued at May 31, 2013, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $2,860,000, which represented 0.3% of net assets of the fund.

  (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2013, was $375,000, which represented less than 0.1% of the Fund's net assets.

  (d) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2013. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

  (e) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2013.

  (f) The security, or a portion thereof, is segregated to cover the notional value of outstanding written call options at May 31, 2013.

  (g) At May 31, 2013, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

  (h) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

  (i) Currently the issuer is in default with respect to interest and/or principal payments.

  (j) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

  (k) Rate represents the money market fund annualized seven-day yield at May 31, 2013.

  (l) At May 31, 2013, the aggregate market value of securities purchased on a when-issued basis was $1,098,000.

   *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

32  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2013

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $875,175)         $944,195
  Purchased options, at market value (cost of $475)                          824
  Cash denominated in foreign currencies (identified cost of $9)               9
  Receivables:
     Capital shares sold                                                   2,165
     USAA Asset Management Company (Note 5C)                                 124
     Dividends and interest                                                3,868
     Securities sold                                                       3,445
                                                                        --------
        Total assets                                                     954,630
                                                                        --------
LIABILITIES
  Payables:
     Securities purchased                                                  5,611
     Capital shares redeemed                                                 663
  Written options, at market value (premiums received of $3,415)           2,776
  Accrued management fees                                                    581
  Accrued transfer agent's fees                                               27
  Other accrued expenses and payables                                        144
                                                                        --------
        Total liabilities                                                  9,802
                                                                        --------
           Net assets applicable to capital shares outstanding          $944,828
                                                                        ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                       $902,944
  Accumulated undistributed net investment income                          3,594
  Accumulated net realized loss on investments, options, and
     futures transactions                                                (31,718)
  Net unrealized appreciation of investments and options                  70,008
                                                                        --------
        Net assets applicable to capital shares outstanding             $944,828
                                                                        ========
  Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                         65,186
                                                                        ========
  Net asset value, redemption price, and offering price per share       $  14.49
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $41)                     $ 11,578
   Interest                                                               21,484
                                                                        --------
      Total income                                                        33,062
                                                                        --------
EXPENSES
   Management fees                                                         6,377
   Administration and servicing fees                                       1,281
   Transfer agent's fees                                                   2,799
   Custody and accounting fees                                               233
   Postage                                                                   107
   Shareholder reporting fees                                                 89
   Trustees' fees                                                             11
   Registration fees                                                          49
   Professional fees                                                         114
   Other                                                                      18
                                                                        --------
         Total expenses                                                   11,078
   Expenses reimbursed                                                    (2,535)
                                                                        --------
         Net expenses                                                      8,543
                                                                        --------
NET INVESTMENT INCOME                                                     24,519
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investment:
         Unaffiliated transactions                                        32,562
         Affiliated transactions (Note 7)                                    227
      Foreign currency transactions                                           (1)
      Options                                                            (20,130)
      Futures transactions                                                   840
   Change in net unrealized appreciation/depreciation of:
      Investments                                                         72,393
      Options                                                              1,343
      Futures contracts                                                     (636)
                                                                        --------
         Net realized and unrealized gain                                 86,598
                                                                        --------
   Increase in net assets resulting from operations                     $111,117
                                                                        ========

See accompanying notes to financial statements.

================================================================================

34  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,
--------------------------------------------------------------------------------

                                                                    2013         2012
-------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $  24,519    $  22,880
   Net realized gain on investments                               32,789       11,572
   Net realized loss on foreign currency transactions                 (1)          (9)
   Net realized gain (loss) on options                           (20,130)         234
   Net realized gain (loss) on futures transactions                  840         (433)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                 72,393      (79,899)
      Options                                                      1,343          215
      Futures contracts                                             (636)         524
                                                               ----------------------
      Increase (decrease) in net assets resulting
         from operations                                         111,117      (44,916)
                                                               ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (24,391)     (22,802)
                                                               ----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                     227,676      174,861
   Reinvested dividends                                           24,181       22,576
   Cost of shares redeemed                                      (159,792)    (148,698)
                                                               ----------------------
      Increase in net assets from capital share transactions      92,065       48,739
                                                               ----------------------
   Net increase (decrease) in net assets                         178,791      (18,979)
NET ASSETS
   Beginning of year                                             766,037      785,016
                                                               ----------------------
   End of year                                                 $ 944,828    $ 766,037
                                                               ======================
Accumulated undistributed net investment income:
   End of year                                                 $   3,594    $   3,359
                                                               ======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                    16,285       13,176
   Shares issued for dividends reinvested                          1,768        1,723
   Shares redeemed                                               (11,470)     (11,231)
                                                               ----------------------
   Increase in shares outstanding                                  6,583        3,668
                                                               ======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Moderate Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a high total return.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing

================================================================================

36  | USAA CORNERSTONE MODERATE FUND

================================================================================

   reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

      foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

   5. Options are valued by a pricing service at the National Best Bid/Offer
      (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   6. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   7. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable

================================================================================

38  | USAA CORNERSTONE MODERATE FUND

================================================================================

      quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   8. Repurchase agreements are valued at cost, which approximates market value.

   9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred stocks, common stocks, and all bonds, except U.S. Treasuries, which are valued based on methods discussed in Note 1A7, and commercial paper which is valued at amortized cost. Level 2 securities also include rights valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by recent tender offers or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the quoted prices.

   Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

40  | USAA CORNERSTONE MODERATE FUND

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

   OPTIONS TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

   Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly

================================================================================

42  | USAA CORNERSTONE MODERATE FUND

================================================================================

   correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2013*
   (IN THOUSANDS)

                                  ASSET DERIVATIVES           LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------
                            STATEMENT OF                   STATEMENT OF
DERIVATIVES NOT ACCOUNTED   ASSETS AND                     ASSETS AND
FOR AS HEDGING              LIABILITIES                    LIABILITIES
INSTRUMENTS                 LOCATION          FAIR VALUE   LOCATION          FAIR VALUE
---------------------------------------------------------------------------------------
Equity contracts            Purchased           $824**     Written options   $(2,776)**
                            options; Net
                            unrealized
                            appreciation of
                            investments
                            and options
---------------------------------------------------------------------------------------
Total                                           $824                         $(2,776)
---------------------------------------------------------------------------------------

 *For open derivative instruments as of May 31, 2013, see the portfolio of investments, which also is indicative of activity for the year ended May 31, 2013.
**Includes cumulative appreciation (depreciation) of options as reported on the portfolio of investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2013 (IN THOUSANDS)

DERIVATIVES                                                          CHANGE IN UNREALIZED
NOT ACCOUNTED      STATEMENT OF                                      APPRECIATION
FOR AS HEDGING     OPERATIONS                 REALIZED GAIN (LOSS)   (DEPRECIATION)
INSTRUMENTS        LOCATION                   ON DERIVATIVES         ON DERIVATIVES
-----------------------------------------------------------------------------------------
Interest rate      Net realized gain                $    840                $(636)
contracts          (loss) on futures
                   transactions/Change
                   in unrealized
                   appreciation
                   (depreciation)
                   of futures contracts
-----------------------------------------------------------------------------------------
Equity contracts   Net realized gain                 (20,130)               1,343
                   (loss) on options/
                   Change in net
                   unrealized appreciation/
                   depreciation of options
-----------------------------------------------------------------------------------------
Total                                               $(19,290)               $ 707
-----------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign

================================================================================

44  | USAA CORNERSTONE MODERATE FUND

================================================================================

   currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

   equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2013, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $1,100,000; all of which were when-issued securities.

H. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended May 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended May 31, 2013, the Fund did not receive any brokerage commission recapture credits.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

46  | USAA CORNERSTONE MODERATE FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2013, the Fund paid CAPCO facility fees of $5,000, which represents 1.5% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and defaulted bond adjustments resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and increase accumulated net realized loss on investments, options, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

future transactions by $107,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2013, and May 31, 2012, was as follows:

                                                    2013                 2012
                                                --------------------------------
Ordinary income*                                $24,391,000          $22,802,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $  3,623,000
Accumulated capital and other losses                                (29,525,000)
Unrealized appreciation of investments and options                   68,145,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment corporation, straddle loss deferral, and mark-to-market adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended May 31, 2013, the Fund utilized pre-enactment capital loss carryforwards of $16,146,000, to offset capital gains. At May 31, 2013, the Fund had pre-enactment capital loss carryforwards of $27,997,000 and no post-enactment capital loss carryforwards for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment

================================================================================

48  | USAA CORNERSTONE MODERATE FUND

================================================================================

capital loss carryforwards will expire in 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended May 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal year-ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2013, were $598,764,000 and $540,158,000, respectively.

As of May 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $876,874,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2013, for federal income tax purposes, were $90,426,000 and $22,281,000, respectively, resulting in net unrealized appreciation of $68,145,000.

For the year ended May 31, 2013, transactions in written call and put options* were as follows:

                                                                             PREMIUMS
                                                         NUMBER OF           RECEIVED
                                                         CONTRACTS            (000's)
                                                         ----------------------------
Outstanding at May 31, 2012                                 3,050            $  1,028
Options written                                            33,918              14,328
Options terminated in closing purchase transactions       (34,793)            (11,941)
                                                         ----------------------------
Outstanding at May 31, 2013                                 2,175            $  3,415
                                                         ============================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is also authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Balanced Funds Index over the performance period. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period,

================================================================================

50  | USAA CORNERSTONE MODERATE FUND

================================================================================

    which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $6,377,000, which included a less than (0.01)% performance adjustment of $(31,000).

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2013, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,281,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2013, the Fund reimbursed the Manager $27,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through October 1, 2013, to limit the annual expenses of the Fund to 1.00% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    may not be changed or terminated through October 1, 2013, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2013, the Fund incurred reimbursable expenses of $2,535,000, of which $124,000 was receivable from the Manager.

D. TRANSFER AGENT's FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2013, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,799,000.

E. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2013, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

================================================================================

52  | USAA CORNERSTONE MODERATE FUND

================================================================================

                                                                  NET REALIZED
                                                   COST TO       GAIN (LOSS) TO
     SELLER                PURCHASER              PURCHASER         SELLER
--------------------------------------------------------------------------------
USAA Cornerstone      USAA Cornerstone
  Moderate Fund         Aggressive Fund           $  504,000       $ (21,000)
USAA Cornerstone      USAA Cornerstone
  Moderate Fund         Moderately Conservative
                        Fund                       1,343,000           7,000
USAA Cornerstone      USAA Ultra Short-Term
  Moderate Fund         Bond Fund                  1,127,000         241,000
USAA Cornerstone      USAA Cornerstone
  Moderately            Moderate
  Aggressive Fund       Fund                       1,018,000         101,000
USAA Managed          USAA Cornerstone
Allocation Fund         Moderate Fund              1,052,000        (950,000)

(8) NEW ACCOUNTING PRONOUNCEMENTS

OFFSETTING ASSETS AND LIABILITIES -- In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the annual adoption of these ASUs will not have a material impact on its financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                    YEAR ENDED MAY 31,
                           ----------------------------------------------------------------
                               2013          2012          2011          2010          2009
                           ----------------------------------------------------------------
Net asset value at
 beginning of period       $  13.07      $  14.29      $  12.26      $  10.08      $  14.01
                           ----------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income          .40           .40           .38           .47           .43
 Net realized and
   unrealized gain             1.42         (1.22)         2.05          2.18         (3.95)
                           ----------------------------------------------------------------
Total from investment
  operations                   1.82          (.82)         2.43          2.65         (3.52)
                           ----------------------------------------------------------------
Less distributions from:
 Net investment income         (.40)         (.40)         (.40)         (.47)         (.41)
 Realized capital gains           -             -             -             -          (.00)(a)
                           ----------------------------------------------------------------
Total distributions            (.40)         (.40)         (.40)         (.47)         (.41)
                           ----------------------------------------------------------------
Net asset value at
  end of period            $  14.49      $  13.07      $  14.29      $  12.26      $  10.08
                           ================================================================
Total return (%)*             14.17         (5.70)        20.21         26.63        (25.13)
Net assets at end of
  period (000)             $944,828      $766,037      $785,016      $592,088      $449,984
Ratios to average
  net assets:**
  Expenses (%)(b)              1.00          1.00          1.00          1.00          1.00
  Expenses, excluding
    reimbursements (%)(b)      1.30          1.38          1.36          1.38          1.42
  Net investment income (%)    2.87          3.03          2.92          3.95          4.12

Portfolio turnover (%)           66(c)        119(c)        145           110           115

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended May 31, 2013, average net assets were $855,263,000.

(a) Represents less than $0.01 per share.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) Reflects decreased trading activity due to asset allocation strategies.

================================================================================

54  | USAA CORNERSTONE MODERATE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2012, through May 31, 2013.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      DECEMBER 1, 2012 -
                                      DECEMBER 1, 2012     MAY 31, 2013          MAY 31, 2013
                                      ----------------------------------------------------------
Actual                                   $1,000.00           $1,061.10               $5.14

Hypothetical
 (5% return before expenses)              1,000.00            1,019.95                5.04

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 6.11% for the six-month period of December 1, 2012, through May 31, 2013.

================================================================================

56  | USAA CORNERSTONE MODERATE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2013
--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 30, 2013, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's

================================================================================

58  | USAA CORNERSTONE MODERATE FUND

================================================================================

brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -- was below
================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2012. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one- and five-year periods ended December 31, 2012, and was in the top 40% of its performance universe for the three-year period ended December 31, 2012. The Board took into account management's discussion of the Fund's performance, as well as the various steps management has taken to address the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the

================================================================================

60  | USAA CORNERSTONE MODERATE FUND

================================================================================

management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

62  | USAA CORNERSTONE MODERATE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

64  | USAA CORNERSTONE MODERATE FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as a one-year Board Member of the USAA family of funds. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

66  | USAA CORNERSTONE MODERATE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Compliance for Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

68  | USAA CORNERSTONE MODERATE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.
================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   26889-0713                                (C)2013, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
May 31, 2013 and 2012 were $420,575 and $304,929, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2013 and 2012 were $65,860 and $70,828, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to foreign tax reclaim filings for the fiscal years ended May 31, 2013 and 2012 were $15,500 and $0, respectively. No other fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise calculations for fiscal years ended May 31, 2013 and 2012.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for
May 31, 2013 and 2012 were $402,750 and $384,984, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS



PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2013

By:*     /s/ James G. Whetzel
         --------------------------------------------------------------
         Signature and Title:  James G. Whetzel, Secretary

Date:     07/24/13
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     07/25/13
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     07/24/13
         ------------------------------

*Print the name and title of each signing officer under his or her signature.